                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934


    Date of report (date of earliest event reported):  June 30, 1998



                                COGNIZANT CORPORATION
              (Exact name of registrant as specified in its charter)


  Delaware                  1-12275                       06-1450569
(State or other           (Commission                   (IRS Employer
jurisdiction of           File Number)                  Identification No.)
incorporation)


            200 Nyala Farms
            Westport, Connecticut                        06880
     (Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code: (203) 222-4200







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ITEM 5.    Other Events

     On January 15, 1998, the Board of Directors of the Registrant approved in principle a plan to distribute to the holders of common stock of the Registrant (the "Distribution") all of the common stock of the Registrant's subsidiary, IMS Health Incorporated ("IMS HEALTH"). On June 15, 1998, the Registrant's Board of Directors formally approved the Distribution and declared a dividend payable to each holder of record of the Registrant's common stock at the close of business on June 25, 1998 (the "Record Date") of one share of IMS HEALTH common stock for each share of the Registrant's common stock held by such holder at the close of business on the Record Date.
 Prior to the Distribution, the Registrant will have contributed to IMS HEALTH all or substantially all of the businesses which will comprise the IMS HEALTH business, which accounted for approximately 75% of the Registrant's revenues and 68% of the Registrant's operating income in 1997. Certificates representing shares of IMS HEALTH common stock will be mailed to stockholders
of the Registrant on or about June 30, 1998.   The Registrant has received a
ruling from the Internal Revenue Service to the effect that the Distribution will be tax-free to the Registrant and its stockholders.

     As a result of the Distribution, the Registrant will be separated into two independent publicly traded companies: (i) IMS HEALTH, the leading global provider of information solutions to the pharmaceutical and healthcare industries and (ii) Nielsen Media Research, Inc., the leader in television audience measurement services in North America.

     IMS HEALTH is a newly created Delaware corporation, the businesses of which will focus on information solutions to the pharmaceutical and healthcare industries. Covering over 90 countries with over 7,200 employees worldwide, IMS HEALTH's businesses will include those of I.M.S. International, Inc., the leading global supplier of market information and decision-support services to the pharmaceutical and healthcare industries; Erisco, Inc., a leading supplier of software-based administrative and analytical solutions to the managed care industry; Cognizant Enterprises, Inc., a venture capital unit focused on investments in emerging healthcare businesses; Cognizant Technology Solutions Corporation, a provider of software application development and maintenance services and Year 2000 and Eurocurrency compliance services; SSJ K.K., an entity based in Japan which markets financial application software products and services tailored for the Japanese market; and an equity investment in Gartner Group, Inc., the leading supplier of research and analysis to the information technology industry. Shares of IMS HEALTH Common Stock have been accepted for listing on the New York Stock Exchange, Inc. (the "NYSE") under the symbol "RX".

     Nielsen Media Research, Inc., currently a subsidiary of the Registrant, is the leading source of television audience measurement services in North America. As a result of the Distribution, the Nielsen Media Research business will remain with the Registrant, and at the time of the Distribution, the Registrant will change its name to Nielsen Media Research, Inc. The Registrant's common stock will continue to trade on the NYSE after the Distribution, but the symbol under which it trades will change from "CZT" to "NMR".

                                        2
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     After the Distribution, the Registrant will not have any ownership interest in IMS HEALTH, and IMS HEALTH will be an independent public company.
 In addition, after the Distribution, IMS HEALTH will not have any ownership interest in the Registrant (other than 800,000 shares of common stock of the Registrant which IMS HEALTH has agreed to sell promptly after the Distribution).

     IMS HEALTH and the Registrant will enter into certain agreements governing the relationship between IMS HEALTH and the Registrant subsequent to the Distribution and providing for the allocation of tax, employee benefits and certain other assets and liabilities and obligations arising from periods prior to the Distribution, including contingent liabilities relating to certain litigation. Forms of such agreements are filed as Exhibits 99.2 to 99.5 to this Form 8-K and are incorporated herein by reference. In addition, Mr. Robert E. Weissman and Mr. M. Bernard Puckett will serve on the boards of directors of both companies after the Distribution.

     In connection with the Distribution, the Registrant has borrowed $300 million, the proceeds of which will be used to repay existing intercompany indebtedness to certain entities included in IMS HEALTH. This debt will be an obligation of the Registrant after the Distribution. IMS HEALTH will retain $100 million in pre-existing minority-interest financing.


     Attached hereto as Exhibit 99.1 is the Information Statement dated as of June 22, 1998 (the "Information Statement") which the Registrant has sent to each of the record holders of its common stock as of the close of business on the Record Date. The Information Statement contains additional information regarding the Distribution and the Registrant. All of the information included in the following sections of the Information Statement is incorporated herein by reference:

     Questions and Answers About the Distribution and Related Matters Information Statement Summary
     Forward-Looking Statements
     Risk Factors--Risks Relating to IMS HEALTH and Nielsen Media Research and
      --Risks Relating to Nielsen Media Research
     The Distribution
     Relationship Between IMS HEALTH and Nielsen Media Research After the
      Distribution
     Dividend Policies--Nielsen Media Research
     Nielsen Media Research Capitalization
     Nielsen Media Research Selected Financial Data
     Nielsen Media Research Management's Discussion and Analysis of Financial
      Condition and Results of Operations
     Nielsen Media Research Business
     Nielsen Media Research Management and Executive Compensation
     Nielsen Media Research Security Ownership By Certain Beneficial Owners and
      Management
     Financial Statements--Nielsen Media Research, Inc. (Pages F-39 to F-59 inclusive)

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ITEM 7.  Financial Statements; Pro Forma Financial Statements and Exhibits

(b)  Pro Forma Financial Information

     The information included in the section of the Information Statement entitled "Nielsen Media Research Unaudited Consolidated Pro Forma Financial Statements" is incorporated herein by reference. Readers should note that notwithstanding the legal form of the Distribution described above, whereby the Registrant will "spin-off" IMS HEALTH, because of the relative significance of the IMS HEALTH business to the Registrant, IMS HEALTH will be treated as the "accounting successor" to the Registrant for financial reporting purposes. The pro forma financial statements incorporated by reference herein relate to the ongoing operations of the Registrant after the Distribution.

(c)  Exhibits


Exhibit No.         Description
-----------         -----------
23             Consent of Independent Accountants

27             Financial Data Schedule

99.1           Information Statement dated as of June 22, 1998

99.2           Form of Distribution Agreement between Cognizant Corporation and
               IMS Health Incorporated

99.3 Form of Tax Allocation Agreement between Cognizant Corporation and IMS Health Incorporated

99.4           Form of Employee Benefits Agreement between Cognizant
               Corporation and IMS Health Incorporated

99.5           Form of Amended and Restated Transition Services Agreement among
               Cognizant Corporation, IMS Health Incorporated, The Dun &
               Bradstreet Corporation, The New Dun & Bradstreet Corporation,
               ACNielsen Corporation and Gartner Group, Inc.



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

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            COGNIZANT CORPORATION

                            By: /s/ Kenneth Siegel
                               ------------------------------
                               Title: Senior Vice President


Date:  June 30, 1998


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                                    EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------
23             Consent of Independent Accountants

27             Financial Data Schedule

99.1           Information Statement dated as of June 22, 1998

99.2           Form of Distribution Agreement between Cognizant Corporation and
               IMS Health Incorporated

99.3 Form of Tax Allocation Agreement between Cognizant Corporation and IMS Health Incorporated

99.4           Form of Employee Benefits Agreement between Cognizant
               Corporation and IMS Health Incorporated

99.5           Form of Amended and Restated Transition Services Agreement among
               Cognizant Corporation, IMS Health Incorporated, The Dun &
               Bradstreet Corporation, The New Dun & Bradstreet Corporation,
               ACNielsen Corporation and Gartner Group, Inc.
